SMITH BARNEY INCOME FUNDS
on behalf of the
Smith Barney Premium Total Return Fund

Supplement dated February 19, 1998 to
Statement of Additional Information dated November 28, 1997


	On February 6, 1998, shareholders of the Smith Barney
Premium Total Return Fund (the "Fund") approved a modification of the Fund's fundamental policy with respect to diversification.
The Fund's modified policy states that:

The Fund will not invest in a manner that would cause it to fail to be a "diversified company" under the Investment
Company Act of 1940 and the rules, regulations and orders thereunder.

















FD 01410